UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

XWELL, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

254 West 31st Street, 11th Floor
New York, New York 10001

November 17, 2025

To the Stockholders of XWELL, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the stockholders of XWELL, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m. Eastern Time, on Thursday, December 18, 2025.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Annual Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting https://web.viewproxy.com/XWELL/2025 and entering the 11-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. To vote your shares, you may use the enclosed proxy card, vote by telephone or over the Internet, or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Annual Meeting virtually.

Thank you for your support of our Company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board of Directors,

/s/ Ezra T. Ernst
Ezra T. Ernst
President and Chief Executive Officer

November 17, 2025

254 West 31st Street, 11th Floor
New York, New York 10001

November 17, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given to the holders of (i) the shares of common stock, par value $0.01 per share (the “Common Stock”) and (ii) the shares of Series G Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”) of XWELL, Inc. (the “Company”) of the Company’s 2025 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”).

DATE:	December 18, 2025

TIME:	10:00 a.m. Eastern Time

ACCESS:	The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at https://web.viewproxy.com/XWELL/2025 by 11:59 p.m. Eastern Time on December 15, 2025. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance Advisors, LLC (“Alliance”), by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

PURPOSE: At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz to our Board of Directors (the “Board”), each to serve until the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (the “Director Election Proposal”);

2.	To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (the “Say-on-Pay Proposal”);

4.	To approve, on a non-binding advisory basis, the frequency of future nonbinding advisory votes of the stockholders’ approval of the executive compensation of the Company (the “Say-on-Frequency Proposal”);

5.	To approve, an amendment (the “Board Classification Amendment”), substantially in the form attached hereto as Annex A, to the Company’s Amended and Restated Certificate of Incorporation (as further amended, the “Certificate of Incorporation”) to classify the Board into two classes, with the directors in each class to serve staggered two-year terms (the “Board Classification Proposal”);

6.	To approve an amendment (the “Reverse Stock Split Amendment”), substantially in the form attached hereto as Annex C, to the Company’s Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the reverse stock split (the “Reverse Stock Split”) approval by the Company’s stockholders at the Annual Meeting, the Reverse Stock Split at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement (the “Reverse Stock Split Proposal”);

7.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (A) any additional shares of our common stock, par value $0.01 per share (the “Common Stock”) underlying (i) shares of Series G Convertible Preferred Stock, par value $0.01 per share (as adjusted by that certain Certificate of Amendment, dated November 4, 2025, the “Series G Preferred Stock”), (ii) the amended and restated series A warrants to purchase shares of Common Stock (the “Amended and Restated Series A Warrants”), (iii) the amended and restated series B warrants to purchase shares of Common Stock (the “Amended and Restated Series B Warrants,” and together with the Amended and Restated Series A Warrants, the “Warrants”), and (B) shares of our Common Stock underlying the Senior Secured Convertible Notes (the “Notes”), in each case, issued by us pursuant to the terms of that certain Securities Exchange and Amendment Agreement, dated as of November 3, 2025, by and among us and the investors named therein (the “Exchange Agreement”), in an amount equal to or in excess of 19.99% of Common Stock outstanding immediately prior to the date of the Exchange Agreement (including any amortization and/or dividends made to the holders of the Series G Preferred Stock and the Notes, as the case may be, in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock, the Warrants and the Notes in accordance with their terms) and, in case of the Series G Preferred Stock and the Warrants, at a conversion or exercise price per share, as applicable, lower than such prices previously approved by stockholders (the “Issuance Proposal”);

8.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

9.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Your vote is being solicited on behalf of the Board. The Board unanimously recommends stockholders vote “FOR” the Director Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Board Classification Proposal, the Reverse Stock Split Proposal, the Issuance Proposal, and the Adjournment Proposal, and “EVERY THREE YEARS” for the Say-on-Frequency Proposal on the enclosed Proxy Card. The Proxy Statement and the Proxy Card are first being made available to stockholders on or about November 17, 2025.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the Director Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Board Classification Proposal, the Reverse Stock Split Proposal, the Issuance Proposal and the Adjournment Proposal, and “EVERY THREE YEARS” for the Say-on-Frequency Proposal. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

Only stockholders of record at the close of business on November 6, 2025 (the “Record Date”), are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment, postponement or rescheduling thereof. At any adjourned, postponed or rescheduled meeting, action with respect to matters specified in this Notice of Annual Meeting of Stockholders may be taken without further notice to stockholders, unless required by law or the Company’s Third Amended and Restated Bylaws.

A list of stockholders of record will be available starting on December 8, 2025, ten days prior to the Annual Meeting, at our headquarters, 254 West 31st Street, 11th Floor, New York, New York 10001. If you would like to view the stockholder list, please contact Lauren Deutsch, our General Counsel, at 646-389-2734 to schedule an appointment or for alternative arrangements to the extent office access is impracticable. In addition, a list of stockholders of record will be available during the Annual Meeting on the virtual meeting site for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting.

Stockholders of record may vote (i) by completing, signing, dating and promptly returning the enclosed Proxy Card in the postage-paid envelope provided, (ii) via the Internet by following the instructions on the Proxy Card or (iii) by calling the toll-free number found on the enclosed Proxy Card. Stockholders of record may also vote at the Annual Meeting. Instructions regarding these methods of voting are contained in the Proxy Statement and on the Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance Advisors, LLC:

Phone Number: 1-833-215-7321

Email: XWEL@allianceadvisors.com

150 Clove Rd Suite 400

Little Falls, NJ 07424

By Order of the Board of Directors,

/s/ Ezra T. Ernst
Ezra T. Ernst
President and Chief Executive Officer

November 17, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING

TO BE HELD VIRTUALLY ON DECEMBER 18, 2025

The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, as amended (the “2024 Annual Report”) are available free of charge for viewing, printing and downloading at https://web.viewproxy.com/XWELL/2025. Information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

Additionally, you can find a copy of the Proxy Statement and our 2024 Annual Report on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com. Information on these websites, other than the Proxy Statement, is not part of the Proxy Statement. You may also obtain a printed copy of our 2024 Annual Report, including our financial statements, free of charge, from us by sending a written request to: XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Please complete, sign, date and promptly return the enclosed Proxy Card in the postage-paid envelope provided or vote your shares promptly via the Internet or by telephone by following the instructions on the Proxy Card, so that you may be represented at the Annual Meeting. Instructions are in the Proxy Statement, on the Proxy Card or, if your shares are held in “street name,” on the voting instruction form provided by your broker, bank, or other nominee.

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance:

Phone Number: 1-833-215-7321

Email: XWEL@allianceadvisors.com

150 Clove Rd Suite 400

Little Falls, NJ 07424

XWELL, INC.

254 West 31st Street, 11th Floor
New York, New York 10001

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2025

This Proxy Statement, along with the accompanying Notice of the Annual Meeting of Stockholders, contains information about the 2025 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of XWELL, Inc. (“XWELL,” the “Company,” “we,” or “us”).

The Annual Meeting will be held at 10:00 a.m. Eastern Time on Thursday, December 18, 2025. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at https://web.viewproxy.com/XWELL/2025 by 11:59 p.m. Eastern Time on December 15, 2025. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date.

Only stockholders of record of our (i) common stock, par value $0.01 per share (the “Common Stock”) and (ii) Series G Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), at the close of business on November 6, 2025 (the “Record Date”), are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Proxy Statement and the Proxy Card are first being made available to stockholders on or about November 17, 2025.

Your vote is being solicited on behalf of the Company’s board of directors (the “Board” or the “Board of Directors”). At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz to our Board of Directors (the “Board”), each to serve until the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (the “Director Election Proposal”);

2.	To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (the “Say-on-Pay Proposal”);

4.	To approve, on a non-binding advisory basis, the frequency of future nonbinding advisory votes of the stockholders’ approval of the executive compensation of the Company (the “Say-on-Frequency Proposal”);

5.	To approve, an amendment (the “Board Classification Amendment”), substantially in the form attached hereto as Annex A, to the Company’s Amended and Restated Certificate of Incorporation (as further amended, the “Certificate of Incorporation”) to classify the Board into two classes, with the directors in each class to serve staggered two-year terms (the “Board Classification Proposal”);

6.	To approve an amendment (the “Reverse Stock Split Amendment”), substantially in the form attached hereto as Annex C, to the Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the reverse stock split (the “Reverse Stock Split”) approval by the Company’s stockholders at the Annual Meeting, the Reverse Stock Split at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement (the “Reverse Stock Split Proposal”);

7.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (A) any additional shares of our common stock, par value $0.01 per share (the “Common Stock”) underlying (i) shares of Series G Convertible Preferred Stock, par value $0.01 per share (as adjusted by that certain Certificate of Amendment, dated November 4, 2025, the “Series G Preferred Stock”), (ii) the amended and restated series A warrants to purchase shares of Common Stock (the “Amended and Restated Series A Warrants”), (iii) the amended and restated series B warrants to purchase shares of Common Stock (the “Amended and Restated Series B Warrants,” and together with the Amended and Restated Series A Warrants, the “Warrants”), and (B) shares of our Common Stock underlying the Senior Secured Convertible Notes (the “Notes”), in each case, issued by us pursuant to the terms of that certain Securities Exchange and Amendment Agreement, dated as of November 3, 2025, by and among us and the investors named therein (the “Exchange Agreement”), in an amount equal to or in excess of 19.99% of Common Stock outstanding immediately prior to the date of the Exchange Agreement (including any amortization and/or dividends made to the holders of the Series G Preferred Stock and the Notes, as the case may be, in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock, the Warrants and the Notes in accordance with their terms) and, in case of the Series G Preferred Stock and the Warrants, at a conversion or exercise price per share, as applicable, lower than such prices previously approved by stockholders (the “Issuance Proposal”);

8.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

9.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED PROXY CARD.

If you have any questions, please contact our proxy solicitor, Alliance Advisors, LLC (“Alliance”):

Phone Number: 1-833-215-7321

Email: XWEL@allianceadvisors.com

150 Clove Rd Suite 400

Little Falls, NJ 07424

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive These Proxy Materials?

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting and in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. As a stockholder of the Company as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz to our Board, each to serve until the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (the “Director Election Proposal”);

2.	To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (the “Say-on-Pay Proposal”);

4.	To approve, on a non-binding advisory basis, the frequency of future nonbinding advisory votes of the stockholders’ approval of the executive compensation of the Company (the “Say-on-Frequency Proposal”);

5.	To approve, an amendment (the “Board Classification Amendment”), substantially in the form attached hereto as Annex A, to the Company’s Amended and Restated Certificate of Incorporation (as further amended, the “Certificate of Incorporation”) to classify the Board into two classes, with the directors in each class to serve staggered two-year terms (the “Board Classification Proposal”);

6.	To approve the Reverse Stock Split Amendment (as defined herein), substantially in the form attached hereto as Annex C, to the Company’s Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the Reverse Stock Split (as defined herein) approval by the Company’s stockholders at the Annual Meeting, the Reverse Stock Split at a ratio in the range of 1-for-2 to 1-for-20, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement (the “Reverse Stock Split Proposal”);

7.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (A) any additional shares of our common stock, par value $0.01 per share (the “Common Stock”) underlying (i) shares of Series G Convertible Preferred Stock, par value $0.01 per share (as adjusted by that certain Certificate of Amendment, dated November 4, 2025, the “Series G Preferred Stock”), (ii) the amended and restated series A warrants to purchase shares of Common Stock (the “Amended and Restated Series A Warrants”), (iii) the amended and restated series B warrants to purchase shares of Common Stock (the “Amended and Restated Series B Warrants,” and together with the Amended and Restated Series A Warrants, the “Warrants”), and (B) shares of our Common Stock underlying the Senior Secured Convertible Notes (the “Notes”), in each case, issued by us pursuant to the terms of that certain Securities Exchange and Amendment Agreement, dated as of November 3, 2025, by and among us and the investors named therein (the “Exchange Agreement”), in an amount equal to or in excess of 19.99% of Common Stock outstanding immediately prior to the date of the Exchange Agreement (including any amortization and/or dividends made to the holders of the Series G Preferred Stock and the Notes, as the case may be, in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock, the Warrants and the Notes in accordance with their terms) and, in case of the Series G Preferred Stock and the Warrants, at a conversion or exercise price per share, as applicable, lower than such prices previously approved by stockholders (the “Issuance Proposal”);

8.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

9.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. We are not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

1

How Does the Board Recommend That I Vote on the Proposals?

The Board unanimously recommends that you vote “FOR” each of the Director Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Board Classification Proposal, the Reverse Stock Split Proposal, the Issuance Proposal and the Adjournment Proposal, and “EVERY THREE YEARS” for the Say-on-Frequency Proposal.

Who Can Vote?

Only stockholders who owned shares of our Common Stock and our Series G Preferred Stock at the close of business on November 6, 2025 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were (i) 5,766,703 shares of Common Stock issued and outstanding and entitled to vote and (ii) 4,000 shares of Series G Preferred Stock outstanding and entitled to vote (except for the Issuance Proposal, which such holders are not entitled to vote their shares of Series G Preferred Stock on). As of the Record Date, the Common Stock and the Series G Preferred Stock are the only classes of voting stock.

Is My Vote Important?

Yes, your vote is very important. We urge you to vote, regardless of the number of shares you own or whether you are able to attend the Annual Meeting virtually. Please complete, sign, date and promptly return the enclosed Proxy Card in the postage-paid envelope provided or vote over the Internet or by telephone by following the instructions on the enclosed Proxy Card, even if you plan to attend the Annual Meeting virtually.

Who Is Soliciting My Vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting virtually. By submitting your proxy and voting instructions via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed Proxy Card, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors and certain executive officers of the Company.

Additionally, the Company has retained Alliance Advisors, LLC (“Alliance”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Can I Access the Proxy Materials on the Internet?

Yes. The Company’s Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2024, (as amended, the “2024 Annual Report”) are available free of charge at http://viewproxy.com/XWELL/2025. You may also obtain these materials at the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

How Can Stockholders Attend the Annual Meeting? Am I Entitled to Attend the Annual Meeting in Person? Why Are You Holding a Virtual Annual Meeting?

This Annual Meeting will be held in a virtual meeting format only, and it is open to all of our stockholders. We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.

Registering to Attend the Annual Meeting-Stockholders of Record

If, as of the Record Date, your shares are registered in your own name, you may register to attend the Annual Meeting by going to https://web.viewproxy.com/XWELL/2025 no later than 11:59 p.m. Eastern Time on December 15, 2025, and registering for the meeting exactly as your registration appears on your Proxy Card. You must provide a valid email address to register and to vote at the Annual Meeting.

2

Registering to Attend the Annual Meeting-Beneficial Stockholders

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time. You may register to attend the Annual Meeting by going to https://web.viewproxy.com/XWELL/2025 no later than 11:59 p.m. Eastern Time on December 15, 2025, and following the instructions on the website. After registering, you may be asked to provide proof of ownership and, if applicable, a legal proxy, before being approved for attendance at the meeting. You must provide a valid email address to register and to vote at the Annual Meeting.

After successfully registering, stockholders will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. We recommend that stockholders carefully review in advance the procedures needed to gain admission virtually to the Annual Meeting. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance, by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

What Happens if There Are Technical Difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in 15 minutes prior to the start of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

What are the Voting Rights of the Stockholders?

We have two outstanding classes of voting stock entitled to vote at the Annual Meeting: Common Stock and Series G Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series G Preferred Stock is entitled to vote on all matters, other than the Issuance Proposal, with holders of the Common Stock on as as-converted basis pursuant to the terms of the Certificate of Designation of the Series G Preferred Stock (the “Certificate of Designations”), with the number of votes to which each holder of Series G Preferred Stock is entitled calculated assuming a conversion price of $1.36 per share, subject to certain beneficial ownership limitations as set forth in the Certificate of Designations.

How Do I Vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations, as described below under “How Will My Proxy Be Voted?” Voting by proxy will not affect your right to attend the Annual Meeting virtually.

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered directly in your name, you may vote your shares in one of the following ways:

●	Voting Via the Internet: You may vote via the Internet by following the instructions on the Proxy Card. Go to www.AALvote.com/XWEL and have your Proxy Card available. The Internet voting facilities will close at 11:59 p.m. Eastern Time on December 17, 2025.

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●	By Mail: If you received a Proxy Card by mail, you can vote by completing, signing, dating and promptly returning the enclosed Proxy Card in the postage-paid envelope provided. A completed Proxy Card returned by mail must be received at the address stated on the Proxy Card before December 18, 2025. If you sign the enclosed Proxy Card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as described below under “How Will My Proxy Be Voted?”

●	By Telephone: You may vote by telephone by calling (866) 804-9616 and following the instructions on the Proxy Card. The telephone voting facilities will close at 11:59 p.m. Eastern Time on December 16, 2025.

●	Virtually at the Annual Meeting: You may also vote by attending the virtual Annual Meeting. To attend the virtual Annual Meeting, you must first pre-register as described above under “How Can Stockholders Attend the Annual Meeting? Am I Entitled to Attend the Annual Meeting in Person? Why Are You Holding a Virtual Annual Meeting?”

If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy Card. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy via the Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend the Annual Meeting. Internet and telephone voting facilities for record stockholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 16, 2025. Please contact our proxy solicitor, Alliance, by calling 1-888-490-5110 or by email at XWEL@allianceadvisors.com if you require assistance in voting your shares.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote? What is discretionary voting?” below. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

If you hold your shares beneficially through a broker, bank or other nominee, you must provide a legal proxy from your broker, bank or other nominee during registration to attend the Annual Meeting. You will then be assigned a virtual control number in order to vote your shares during the Annual Meeting. You may only vote during the Annual Meeting by emailing a copy of your legal proxy to VirtualMeeting@viewproxy.com in advance of the Annual Meeting.

How Will My Proxy Be Voted?

Shares represented by properly executed Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the Proxy Card but do not make any specific choices, your proxy will vote your shares “FOR” each of the Director Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Board Classification Proposal, the Reverse Stock Split Proposal, the Issuance Proposal and the Adjournment Proposal, and “EVERY THREE YEARS” for the Say-on-Frequency Proposal.

Why Are We Electing to Effect the Reverse Stock Split and How Will the Reverse Stock Split be Effected?

While we are now in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) of the Nasdaq Capital Market (“Nasdaq”) which requires us to maintain a minimum bid price per share of $1.00, we have in the recent past been non-compliant with the Rule. For example, on May 13, 2025, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business days between March 31, 2025, to May 12, 2025, we did not meet the minimum bid price of $1.00 per share required for continued listing on Nasdaq pursuant to the Minimum Bid Price Requirement.

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To maintain our listing on Nasdaq and compliance with the continued listing requirements of Nasdaq, our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, the Reverse Stock Split Amendment authorizing the Reverse Stock Split, and granting the Board the discretion to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Amendment is attached to this Proxy Statement as Annex C.

The Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex C. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share. See also “— Reasons for the Reverse Stock Split Amendment” in Proposal 6 – The Reverse Stock Split Proposal on page 16.

What Is the Difference Between a Stockholder of Record and a “Street Name” Holder?

If, as of the Record Date, your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares.

If, as of the Record Date, your shares are held with a broker, bank or other nominee, then the organization holding your account is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

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What is a Broker Non-Vote? What is Discretionary Voting?

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine matters,” if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals.

If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine matters.” At the Annual Meeting, only the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal will be considered “routine matters” and therefore, if you do not provide voting instructions to your broker regarding the Auditor Ratification Proposal, the Reverse Stock Split Proposal, and the Adjournment Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. The Director Election Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the Issuance Proposal and the Board Classification Proposal are not considered “routine matters,” and accordingly, in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. If you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted.

May I Change or Revoke My Proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	Returning a later-dated proxy (i) by completing, signing, dating and promptly returning the enclosed Proxy Card, (ii) via the Internet by following the instructions on the enclosed Proxy Card or (iii) by calling the toll-free number found on the enclosed Proxy Card (the latest dated proxy is the only one that counts), in each case, the date and time specified above under “How Do I Vote?”;

●	by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting virtually and voting at the Annual Meeting (attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy).

Your most current vote, whether via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed Proxy Card is the one that will be counted.

What if I Receive More Than One Notice of Annual Meeting of Stockholders or Proxy Card?

We may conduct multiple mailings before the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. We may send you a new Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

ONLY THE LATEST DATED PROXY YOU SUBMIT WILL BE COUNTED.

What Constitutes a Quorum for the Annual Meeting?

The presence virtually or by proxy of the holders of shares of stock having one-third (33.33%) of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the Annual Meeting, or (ii) the stockholders entitled to vote at the meeting, present virtually or represented by proxy, shall have the power to adjourn the Annual Meeting from time to time, in the manner provided in the Third Amended and Restated Bylaws (the “Bylaws”), until a quorum is present or represented.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1 – Director Election Proposal

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected.

Stockholders may vote “FOR” each nominee or “WITHHOLD” their vote from each nominee.

Withheld votes will have no effect on the outcome of the election of directors.

Because the Director Election Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Director Election Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Director Election Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 2 – Auditor Ratification Proposal

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal.

“ABSTAIN” votes will have no effect on the Auditor Ratification Proposal.

Because the Auditor Ratification Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Auditor Ratification Proposal will have no effect thereon.

Proposal 3 – Say-on-Pay Proposal

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Say-on-Pay Proposal is required to approve the Say-on-Pay Proposal on a non-binding, advisory basis.

“ABSTAIN” votes will have no effect on the Say-on-Pay Proposal.

Because the Say-on-Pay Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say-on-Pay Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say-on-Pay Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 4 – Say-on-Frequency Proposal

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote on the Say-on-Frequency Proposal will be deemed to be the frequency preferred by our stockholders.

Abstentions will have no effect on the Say-on-Frequency Proposal.

Because the Say-on-Frequency Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Say-on-Frequency Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Say-on-Frequency Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

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Proposal 5 – Board Classification Proposal

The affirmative vote of a majority of the shares outstanding and entitled to vote on the Board Classification Proposal is required to approve the Board Classification Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Board Classification Proposal.

Because the Board Classification Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Board Classification Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Board Classification Proposal will result in a broker non-vote, which will have the effect of a vote “AGAINST” the Board Classification Proposal.

Proposal 6 – Reverse Stock Split Proposal

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal.

“ABSTAIN” votes will have no effect on the Reverse Stock Proposal.

Because the Reverse Stock Split Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Reverse Stock Split Proposal will have no effect thereon.

Proposal 7 – Issuance Proposal

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal.

Holders of shares of the Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

“ABSTAIN” votes will have no effect on the Issuance Proposal.

Because the Issuance Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 8 – Adjournment Proposal

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal.

“ABSTAIN” votes will have no effect the Adjournment Proposal.

Because the Adjournment Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Adjournment Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Adjournment Proposal will have no effect thereon.

Who Counts the Votes?

All votes will be tabulated by Alliance, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Do I Have Any Dissenters’ Or Appraisal Rights With Respect to Any of the Matters to be Voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Where Can I Find the Voting Results of the Annual Meeting?

The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

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What Are the Costs of Soliciting these Proxies?

The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of this Proxy Statement, the Proxy Card, the Notice of the Annual Meeting of Stockholders and any additional information furnished to stockholders by us, will be borne by us. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of our employees will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

In connection with our engagement of Alliance as a proxy solicitor, we anticipate that certain employees of Alliance may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are our stockholders for the purpose of assisting in the solicitation of proxies for the Annual Meeting. We expect to pay Alliance up to $115,170 for its services in connection with the solicitation of proxies for the Annual Meeting.

Are There Any Other Matters to be Acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our proxy solicitor, Alliance, by calling toll free at 1-833-215-7321 or by email at XWEL@allianceadvisors.com.

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PROPOSAL 1 – THE DIRECTOR ELECTION PROPOSAL

Our Board currently consists of five members. Prior to each annual meeting of stockholders, the Board considers the recommendations of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation, or removal. In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz for election as directors at the Annual Meeting, each to serve until the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Each of Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected. Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. We have no present reason to believe that any nominee will be unable or unwilling to serve as a director. Except as set forth in this Proxy Statement and based on the information provided by each director, no director is a party to an arrangement or understanding pursuant to which he or she is to be selected as a director or nominee.

Additional information regarding each of Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz is set forth below under “Management and Corporate Governance” in this Proxy Statement.

Vote Required and Board’s Recommendation

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected. Withheld votes will have no effect on the outcome of the election of directors. Because the Director Election Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Director Election Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Director Election Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF Ezra Ernst, Bruce T. Bernstein, Robert Weinstein, Gaëlle Wizenberg and Michael Lebowitz AS DIRECTORS.

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PROPOSAL 2 – THE AUDITOR RATIFICATION PROPOSAL

The Audit Committee of the Board (the “Audit Committee”) recommends stockholders ratify CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

On May 4, 2020, we approved the engagement of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. This selection was ratified by our stockholders at the 2020, 2021, 2022, 2023 and 2024 annual meetings of stockholders held on October 28, 2020, September 30, 2021, October 4, 2022, August 22, 2023, and September 20, 2024, respectively. In deciding to select Friedman, the Audit Committee carefully considered the qualifications of Friedman, including their reputation for integrity, quality, and competence in the fields of accounting and auditing. Effective September 1, 2022, Friedman combined with Marcum, and Marcum, LLP (“Marcum”) became our auditors as of October 4, 2022. In November 2024, CBIZ acquired Marcum. Further, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CBIZ. The Audit Committee concluded that independence of CBIZ was not impaired for the fiscal years ended December 31, 2024, and 2023.

We anticipate that representatives from CBIZ will be present at the Annual Meeting and that the CBIZ representative will have the opportunity to make a statement if he or she desires to do so and we will allow such representative to be available to respond to appropriate questions.

For the fiscal years ended December 31, 2024, and 2023, we incurred the following fees for the services of CBIZ:

	2024	2023
CBIZ CPAs P.C.:
Audit fees(1)	$503,900	$567,070
Audit-related fees(2)	109,580	120,915
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$613,480	$687,985

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees includes fees for benefit plan audits and lease compliance audits.
(3)	Tax fees consist of fees for tax services, including tax compliance, tax advice and tax planning.
(4)	The fees in this category pertain to fees billed for products and services provided by CBIZ, other than the services reported in the categories above.

Pre-Approval of Audit and Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our independent registered public accounting firm for the years ended December 31, 2024, and 2023.

Vote Required and Board’s Recommendation

The Audit Committee has appointed CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is a “routine matter,” broker non-votes are not applicable because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise such discretionary authority to vote your shares on the Auditor Ratification Proposal will have no effect thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL 3 – THE SAY-ON-PAY PROPOSAL

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee of the Board (the “Compensation Committee”) or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2026 annual meeting of stockholders, subject to the voting results of the Say-on-Frequency Proposal as set forth in this Proxy Statement and our Board’s final determination as related to the frequency of holding future advisory votes on executive compensation.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

●	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

●	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

●	our competitive position;

●	our financial performance and the contribution of each individual to our financial performance;

●	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

●	our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of XWELL, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement for the meeting, is hereby

Vote Required and Board’s Recommendation

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the compensation of our named executive officers.

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Say-on-Pay Proposal is required to approve the Say-on-Pay Proposal on a non-binding, advisory basis. “ABSTAIN” votes will have no effect on the Say-on-Pay Proposal. Broker non-votes will have no effect on the outcome of Say-on-Pay Proposal.

THE BOARD RECOMMENDS THAT YOU VOte “for” the say-on-pay proposal.

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PROPOSAL 4 – THE SAY-ON-FREQUENCY PROPOSAL

As required by the SEC’s rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish us to include a say-on-pay proposal in our proxy statements.

We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders should be every year, every two years, or every three years.”

The Board recommends that you vote for every three (3) years as the desired frequency for us to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

●	Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management's interests are aligned with stockholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

●	A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to stockholders' sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation and Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

●	We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Vote Required and Board’s Recommendation

The option among one year, two years, or three years that receives the highest number of votes cast at the Annual Meeting by stockholders entitled to vote on the Say-on-Frequency Proposal will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

While our Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether non-binding future stockholder advisory votes on the compensation of our named executive officers should be held every year, two years, or three years.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this vote when making future decisions regarding the frequency of holding future stockholder advisory votes on the compensation of our named executive officers.

This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT YOU VOTE “EVERY THREE YEARS” for the say-on-frequency proposal.

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PROPOSAL 5 – THE BOARD CLASSIFICATION PROPOSAL

Background of the Board Classification Proposal

On November 6, 2025, our Board unanimously approved and recommended that our stockholders adopt and approve the Board Classification Amendment to the Certificate of Incorporation in the form attached to this Proxy Statement as Annex A, which provides for the establishment of a classified board of directors. Our Board currently consists of five members, each elected to one-year terms at each annual meeting of stockholders. If the Board Classification Proposal is approved, we will divide our Board into two classes, with each class having a two-year term expiring in a different year, as further described below.

Classified Board of Directors

Delaware law provides, unless otherwise provided in the Certificate of Incorporation or our Bylaws, directors are elected for a one-year term at the annual meeting of stockholders. If the Board Classification Proposal is approved, we would be authorized to classify our Board, and such classification would be effective upon the filing and effectiveness of the Board Classification Amendment into two classes with staggered two-year terms, designated as follows:

●	Class I Directors, with their initial terms expiring at the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) and members of such class serving successive two-year terms thereafter; and

●	Class II Directors, with their initial terms expiring at the annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and members of such class serving successive two-year terms thereafter; and

After this transition, our directors would serve for two-year terms, with one class being elected each year. Vacancies that occur during the year could be filled by the Board and such director would hold office until the next annual meeting of stockholders.

If the Board Classification Proposal is approved, the Board Classification Amendment authorizes the Board to assign directors then in office to classes upon the filing with the Delaware Secretary of State of Board Classification Amendment providing for classification of the Board.

Our Board currently expects (i) that Ezra T. Ernst, Michael Lebowitz and Gaëlle Wizenberg will be designated to serve as the Class I Directors for an initial term to expire at the 2026 Annual Meeting and (ii) that Bruce T. Bernstein and Robert Weinstein will be designated to serve as the Class II Directors for an initial term to expire at the 2027 Annual Meeting, or in each case, until the director’s earlier death, resignation or removal.

If the Board Classification Proposal is approved and the Board Classification Amendment filed with the Delaware Secretary of State, the Board intends to amend the Bylaws, substantially in the form of Annex B attached hereto, to be consistent with any changes to the Board Classification Amendment approved by stockholders at the Annual Meeting.

Advantages of a Classified Board of Directors

Our Board believes that a classified board structure will help to assure the continuity and stability of our long-term policies in the future and to reduce our vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of our company and its stockholders. Our Board believes that, by encouraging potential acquirers to negotiate directly with our Board, thereby giving our Board added leverage in such negotiations, a classified board structure will increase the likelihood of bona fide offers for our company by serious acquirers. A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our Board in a position to act to maximize value for all stockholders.

A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of our company and its stockholders. Further, it would enable us to benefit more effectively from directors’, particularly non-management directors’, experience and knowledge of our Company; while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand our Company, its operations and its competitive environment.

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Disadvantages of a Classified Board of Directors

While a classified Board may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management. Because of the additional time required to change control of our Board, a classified Board may also make it more difficult and more expensive for a potential acquirer to gain control of our Board and our Company.

Anti-Takeover Effects

A classified board of directors may increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding Common Stock. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our company. Thus, a classified Board could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, a classified Board will make it more difficult for stockholders to change the majority composition of our Board, even if our stockholders believe such a change would be beneficial. Because a classified Board would make the removal or replacement of directors more difficult, it may have the effect of increasing directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified Board will increase the amount of time required for a hostile bidder to acquire control of our Company, the existence of a classified Board could tend to discourage certain tender offers that stockholders might feel would be in their best interest. However, our Board believes that forcing potential bidders to negotiate with our Board for a change of control transaction will allow our Board to better maximize stockholder value in any change of control transaction.

The Board does not currently contemplate recommending the approval of any actions that could be construed to affect the ability of third parties to take over or change control of our Company.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing a classified Board and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Board Classification Amendment with the Delaware Secretary of State, even if this proposal is adopted and approved by our stockholders at the Annual Meeting. By voting in favor of this proposal, you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing a classified board if it should so decide, in its sole discretion, that such action is in the best interests of our Company and its stockholders. If the Board elects to abandon the classified Board and the Board Classification Amendment, each member of our Board will continue to be elected to one-year terms at each annual meeting of stockholders.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the shares outstanding and entitled to vote on the Board Classification Proposal is required to approve the Board Classification Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Board Classification Proposal.

Because the Board Classification Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Board Classification Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Board Classification Proposal will result in a broker non-vote, which will have the effect of a vote “AGAINST” the Board Classification Proposal.

THE BOARD RECOMMENDS A VOte “for” the board classification proposal.

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PROPOSAL 6 – THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

On November 6, 2025, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, to effect the Reverse Stock Split of our Common Stock at a ratio of 1-for-2 to 1-for-20, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 20 shares of our outstanding Common Stock would be combined and reclassified into one share Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, compliance with the continued listing on Nasdaq, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Reverse Stock Split Ratio” and “—Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the company’s Certificate of Incorporation to effect the Reverse stock Split is included as Annex C to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Reverse Stock Split Amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

While we are now in compliance with the Minimum Bid Price Requirement which requires us to maintain a minimum bid price per share of $1.00, we have in the recent past been non-compliant with the Rule. For example, on May 13, 2025, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business days between March 31, 2025, to May 12, 2025, we did not meet the minimum bid price of $1.00 per share required for continued listing on Nasdaq pursuant to the Minimum Bid Price Requirement.

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If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in our and our stockholders’ best interests and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split Amendment as being in our best interests.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term and our Common Stock may be delisted. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success.

If we are delisted from Nasdaq, among other things, it will increase the difficulty in our ability to raise money through the sale of its securities. A delisting of our Common Stock from Nasdaq could materially reduce the liquidity of our Common Stock and result in a corresponding material reduction in the price of our Common Stock. In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, suppliers, customers and employees and fewer business development opportunities.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

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The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then our value, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to effectuate the Reverse Stock Split. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in our best interests and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-20.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on Nasdaq;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

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If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split Amendment, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to our Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board and its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.01 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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We are currently authorized to issue a maximum of 150,000,000 shares of our Common Stock. As of the Record Date, there were 5,766,703 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2020 Plan (as defined below), our Board will proportionately reduce such reserve in accordance with the terms of the 2020 Plan. As of the Record Date, there were 3,125,000 shares of Common Stock reserved for issuance under the 2020 Plan, of which 1,599,708 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between 1,562,500 to 156,250 shares of Common Stock, of which between approximately 799,854 to 79,985 shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effect of the Reverse Stock Split on the Series G Preferred Stock

We are currently authorized to issue a maximum of 4,000 shares of our Series G Preferred Stock. As of the Record Date, there were 4,000 shares of our Series G Preferred Stock issued and outstanding. The number of our authorized shares of Series G Preferred Stock will not change as a result of the Reverse Stock Split. Similarly, if the Reverse Stock Split is effected, the Stated Value (as defined herein) of our outstanding shares of Series G Preferred Stock will not be affected.

The Certificate of Designations (as defined herein) and the Warrants contain provisions that require the reduction of the Series G Conversion Price (as defined herein) and exercise price of the Warrants, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the Series G Conversion Price or exercise price then in effect. The term “Event Market Price” is used in Certificate of Designations and the Warrants to refer to, with respect to a reverse stock split, the lowest VWAP (as defined in the Certificate of Designations and the Warrants) of the Common Stock for any trading day during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split. The number of shares of Common Stock issuable upon exercise of the Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Warrants will remain the same following the reduction.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2020 Equity Incentive Plan (the “2020 Plan”) or pursuant to the 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan” and together with the 2020 Plan, the “Incentive Plans”), will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

As of the Record Date, there were warrants to purchase up to 5,347,594 shares of Common Stock issued and outstanding at a weighted average exercise price of $1.6592 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

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Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

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Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common Stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split.

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A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Reverse Stock Split Proposal will have no effect thereon.

THE BOARD RECOMMENDS A VOte “for” the REVERSE STOCK SPLIT proposal.

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PROPOSAL 7 – THE ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement and the Exchange

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2025, on January 14, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which it agreed to sell to the Investors (i) an aggregate of 4,000 shares of our Series G Preferred Stock, with a par value of $0.01 per share and a stated value of $1,000 per share (“Stated Value”), with an initial conversion price equal to $1.496 (the “Series G Conversion Price”), (ii) Series A warrants to acquire shares of our common stock, par value $0.01 per share (“Common Stock”) at an exercise price of $1.496 per share (the “Series A Warrants”), and (iii) Series B warrants to acquire shares of Common Stock at an exercise price of $1.7952 per share (collectively, the “Private Placement”). The Private Placement closed on January 14, 2025 (the “Closing Date”).

On November 3, 2025, the Company entered into a Securities Exchange and Amendment Agreement (the “Exchange Agreement”) with the Investors, pursuant to which the Company agreed to exchange a portion of its outstanding shares of Series G Preferred Stock, including all accrued and unpaid dividends thereon equal to $1,553,806.00 in aggregate Stated Value, held by the Investors, for senior secured convertible notes (collectively, the “Notes”) in the aggregate principal amount of $3,387,138.80 (collectively, the “Exchange”). The Exchange closed on November 7, 2025. The Notes are convertible into shares of the Company’s Common Stock in accordance with their terms and are secured by a first priority security interest in the assets of the Company and its subsidiaries.

In connection with the Exchange, the Company and the Investors agreed to (A) amend certain terms of the Series G Preferred Stock as set forth in a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designations of the Series G Preferred Stock (the “Certificate of Designations”) as described below, and (B) amend and restate the Investors’ (i) Series A warrants (the “Amended and Restated Series A Warrants”) and (ii)  Series B Warrants (the “Amended and Restated Series B Warrants” and, collectively with the Amended and Restated Series A Warrants, the “Warrants”) to (A) reduce the exercise price of the Warrants to $1.00, and (B) add certain anti-dilution provisions such that the exercise price of the Warrants will be subject to price-based adjustment in the event of, subject to certain exceptions set forth in the Warrants, any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price. The shares of Common Stock issuable upon conversion of the Series G Preferred Stock, the Notes and exercise of the Warrants are herein referred to as the “Underlying Shares”.

The Certificate of Amendment amends the Certificate of Designations to (i) reduce the Series G Conversion Price to $1.00, (ii) remove the restrictive covenant requiring the Company to maintain unencumbered, unrestricted cash and cash equivalents on hand in an amount equal to at least 200% of the shares of Common Stock issuable upon conversion of the outstanding shares of Series G Preferred Stock, (iii) amend the definition of “Make-Whole Amount,” such that it now means an amount equal to the amount of additional dividends that would accrue at the dividend rate then in effect assuming for calculation purposes that the Stated Value as of the Closing Date remained outstanding through and including the Maturity Date (as defined in the Certificate of Designations), (iv) add certain anti-dilution provisions such that the Series G Conversion Price will be subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series G Conversion Price (subject to certain exceptions), (v) add certain provisions such that the Company and the holder of the shares of Series G Preferred Stock may agree to accelerate the conversion of such shares (including any Deferral Amounts (as defined in the Certificate of Designations)) at a conversion price equal to the lower of (i) the Installment Conversion Price (as defined in the Certificate of Designations) applicable to the current Installment Date and (ii) the greater of the Floor Price and (x) 80% of the dollar volume-weighted average price (“VWAP”) of the Common Stock immediately prior to such acceleration, and (y) the average three daily VWAP during the thirty consecutive trading day immediately prior to such acceleration.

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Reasons for the Exchange

As of June 30, 2025, our cash and cash equivalents totaled approximately $5,263,000. On October 31, 2025, at a duly held meeting of our Board, our Board determined that it was necessary to raise additional funds for general corporate purposes. We believe that the Exchange was necessary in light of our cash and funding requirements and our obligations under the Certificate of Designations. In addition, at the time of the Exchange, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Exchange.

Exchange Agreement

Pursuant to the terms of the Exchange Agreement, the Company agreed to exchange a portion of its outstanding shares of Series G Preferred Stock, including all accrued and unpaid dividends thereon equal to $1,553,806.00 in aggregate Stated Value, held by the Investors, for the Notes in the aggregate principal amount of $3,387,138.80. The Notes are convertible into shares of the Company’s Common Stock in accordance with their terms and are secured by a first priority security interest in the assets of the Company and its subsidiaries.

The Exchange Agreement contains certain representations and warranties, covenants and indemnification provisions customary for similar transactions. The representations, warranties and covenants contained in the Exchange Agreement were made solely for the benefit of the applicable parties to the Exchange Agreement and may be subject to limitations agreed upon by the applicable contracting parties. Among other covenants, the Exchange Agreement requires the Company to hold a meeting of its stockholders not later than December 31, 2025, to seek approval (the “Stockholder Approval”) for (i) the issuance of the shares of Common Stock issuable upon conversion of the Notes under Nasdaq Stock Market Rule 5635(d) for the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding shares of Common Stock at prices below the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market) on the date of the Exchange Agreement pursuant to the terms of the Notes, (ii) the terms of the Certificate of Amendment, and (iii) the terms of the Warrants.

The Issuance Proposal is intended to fulfil the covenant as related to the Stockholder Approval in the Exchange Agreement.

The Series G Preferred Stock

The terms of the Series G Preferred Stock are as set forth in the Certificate of Designations, as amended by the Certificate of Amendment. The Certificate of Designations was filed with the Secretary of State for the State of Delaware on January 14, 2025, prior to the closing of the Private Placement and the Certificate of Amendment was filed with the Secretary of State for the State of Delaware on November 5, 2025, prior to the closing of the Exchange. The forms of Certificate of Designations and Certificate of Amendment were filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 15, 2025, and November 5, 2025, respectively, and are incorporated herein by reference.

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All of our shares of capital stock rank junior to shares of the Series G Preferred Stock, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up. The Preferred Shares are convertible into the Conversion Shares at the election of the holder at any time at an amended Series G Conversion Price of $1.00 per share. The Series G Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions), as well as certain anti-dilution provisions as related to the Series G Conversion Price pursuant to the terms of the Certificate of Amendment. We are required to redeem the Series G Preferred Stock in six (6) equal quarterly installments, commencing on February 1, 2025. The amortization payments due upon such redemption are payable, at our election, in cash at 107% of the applicable Installment Redemption Amount (as defined in the Certificate of Designations), or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (A) eighty (80%) percent of the average of the three lowest closing prices of our Common Stock during the thirty (30) consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (B) the Floor Price (as defined in the Certificate of Designations), and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events. Additionally, the terms of the Certificate of Amendment added certain provisions such that the Company and the holder of the shares of Series G Preferred Stock may agree to accelerate the conversion of such shares (including any Deferral Amounts (as defined in the Certificate of Designations)) at a conversion price equal to the lower of (a) the Installment Conversion Price (as defined in the Certificate of Designations) applicable to the current Installment Date and (b) the greater of the Floor Price and (x) 80% of the dollar VWAP of the Common Stock immediately prior to such acceleration, and (y) the average three daily VWAP during the thirty consecutive trading day immediately prior to such acceleration.

The holders of the Series G Preferred Stock are entitled to dividends of eight (8%) percent per annum, compounded each calendar quarter, which are payable in arrears monthly in cash or shares of Common Stock at our option, in accordance with the terms of the Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Series G Preferred Stock accrues dividends at the rate of 15% per annum. Upon conversion or redemption, the holders of the Series G Preferred Stock are also entitled to receive a dividend make-whole payment, which such make-whole amount now means, pursuant to the terms of the Certificate of Amendment, an amount equal to the amount of additional dividends that would accrue at the dividend rate then in effect assuming for calculation purposes that the Stated Value as of the Closing Date remained outstanding through and including the Maturity Date (as defined in the Certificate of Designations).

Additionally, the Certificate of Amendment additionally removed the restrictive covenant requiring the Company to maintain unencumbered, unrestricted cash and cash equivalents on hand in an amount equal to at least 200% of the shares of Common Stock issuable upon conversion of the outstanding shares of Series G Preferred Stock.

The holders of the Series G Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Series G Preferred Stock is entitled to be calculated assuming a conversion price of $1.36 per share, which was the Minimum Price (as defined in Nasdaq Listing Rule 5635) applicable immediately before the execution and delivery of the Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Certificate of Designations.

Further, the Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series G Preferred Stock or as part of any amortization payment or dividend make-whole payment under the Certificate of Designations.

The Certificate of Designations includes certain Triggering Events, including, among other things, our failure to pay any amounts due to the holders of the Series G Preferred Stock when due. In connection with a Triggering Event, each holder of Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Preferred Stock at a premium set forth in the Certificate of Designations.

We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), and the transfer of assets, among other matters.

There is no established public trading market for the Series G Preferred Stock and we do not intend to list the Series G Preferred Stock on any national securities exchange or nationally recognized trading system.

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The Warrants

The Warrants are exercisable for shares of Common Stock immediately, at an amended exercise price of $1.00 per and expire five years from the original date of issuance. The exercise price of each of the Amended and Restated Series A Warrants and the Amended and Restated Series B Warrants is subject to anti-dilution provisions as well customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like. There is no established public trading market for the Warrants, and we do not intend to list the Warrants on any national securities exchange or nationally recognized trading system.

The Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Warrant Shares, the Warrants may be exercised on a cashless basis. The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the Required Holders (as defined in the Purchase Agreement), subject to the rules and regulations of the Nasdaq Stock Market LLC.

Notes

The Notes will mature on the date that is three years and four months from the date of issuance (the “Notes Maturity Date”), which may be extended as set forth in the Notes. The Notes bear an interest rate of 8.0% per annum compounded each quarter, which are payable in arrears (i) on the first trading day of each quarter beginning February 2, 2026 (each such date, an “Interest Date”), in cash, (ii) on each Interest Date occurring on an Installment Date (as defined in the Notes), payable by way of inclusion of the interest in the applicable Installment Amount (as defined in the Notes), (iii) prior to the First Installment Date (as defined herein), payable by way of inclusion of interest in the Conversion Amount (as defined in the Notes) on each conversion date occurring prior to the First Installment Date, or (iv) upon any redemption or any required payment upon any Event of Default (as defined in the Notes). Upon the occurrence and during the continuance of an Event of Default, the Notes accrue interest at the rate of 15% per annum.

The Notes are convertible into shares of Common Stock at the election of the holder at any time at an initial conversion price of $1.00 per share (the “Note Conversion Price”). The Note Conversion Price will be subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions). Additionally, the Note Conversion Price will be subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Note Conversion Price (subject to certain exceptions).

The Company is required to redeem the outstanding principal amount of the Notes in quarterly installments beginning on April 1, 2026 (the “First Installment Date”) in accordance with the schedule set forth in the Note. The Installment Amounts (as defined in the Notes) are redeemable, at the Company’s election, in cash at 107% of the applicable Installment Redemption Amount, or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Note Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of the Company’s Common Stock during the thirty consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (B) the Floor Price (as defined in the Notes), and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events.

Upon any conversion or redemption of the Notes, the holders of the Notes are also entitled to receive interest make-whole payments, equal to an amount of additional interest that would accrue under Notes at the interest rate then in effect assuming that for calculation purposes, the outstanding principal balance remained outstanding through and including the Notes Maturity Date.

The Notes include certain events of defaults, including, among other things, the suspension from trading or the failure of the Company’s Common Stock to be trading or listed (as applicable) on an eligible market for a period of five (5) consecutive trading days and the Company’s failure to pay any amounts due to the holders of the Notes when due. The Notes contain certain restrictive covenants, including, among other things, requiring the Company to (A) maintain unencumbered, unrestricted cash and cash equivalents on hand in amount equal to at least $1,000,000, and (B) deposit an amount equal to $1,350,000 into a newly established segregated deposit account, which may be reduced proportionally on a dollar-for-dollar basis as (i) the outstanding principal of the applicable Notes is redeemed, converted or otherwise repaid in accordance with such Notes, or (ii) the outstanding shares of Series G Preferred Stock are redeemed, converted or otherwise repaid in accordance with the Certificate of Designations.

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Notwithstanding the foregoing, the Company’s ability to settle conversions using shares of Common Stock is subject to certain limitations set forth in the Notes, including a limit on the number of shares that may be issued until the time, if any, that the Company has obtained the Stockholder Approval. Further, a holder of a Note is prohibited from converting the Note into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of the Company’s Common Stock then issued and outstanding immediately after giving effect to the issuance of the shares of Common Stock issuable upon conversion of the Notes. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice to the Company.

Effect of Issuance of the Securities

The shares of Series G Preferred Stock are convertible into up to an aggregate of 862,860shares of our Common Stock at the Series G Conversion Price of $1.00 per share, the Amended and Restated Series A Warrants are exercisable into up to an aggregate of 4,000,000shares of our Common Stock at the amended and restated exercise price of $1.00 and the Amended and Restated Series B Warrants are exercisable into up to an aggregate of 4,800,000shares of our Common Stock at the amended and restated exercise price of $1.00 per share.

The potential issuance of the additional shares of Common Stock upon the conversion or exercise of the Series G Preferred Stock, the Notes and the Warrants, as the case may be, including but not limited to in connection with any anti-dilution provisions, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Investors convert their shares of Series G Preferred Stock and Notes or exercise their Warrants, or additional shares, if any, of Common Stock are issued pursuant to the dividend and amortization terms of the Series G Preferred Stock and the Notes. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Series G Preferred Stock and the Notes and exercise of the Amended and Restated Warrants issued in connection with the Exchange, the exact magnitude of the dilutive effect of the Series G Preferred Stock, the Notes and Amended and Restated Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Exchange

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals 20% or more of our Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Exchange, the 20% threshold was determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Exchange Agreement, which we signed on November 3, 2025.

Immediately prior to the execution of the Exchange Agreement, we had 5,766,703 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Underlying Shares would have constituted greater than 20% of the shares of Common Stock issued and outstanding prior to giving effect to the Exchange. In addition, if we elect to pay the amortization payments due upon redemption of the Series G Preferred Stock and the Notes in shares of Common Stock, or certain dividend payments or interest payments in shares of Common Stock as related to the Series G Preferred Stock and Notes, respectively, in each case subject to the terms and conditions of the Certificate of Designations, the Certificate of Amendment and the Notes, as the case may be, this may result in the issuance of a greater number of shares of Common Stock than would be issuable at the initial conversion prices of such securities. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 1,153,341 shares, which is 20% of the shares of Common Stock issued and outstanding on the original date of entry into the Exchange Agreement.

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We intend to make the amortization and dividend payments, as the case may be, due to holders of the Series G Preferred Stock and the Notes in the form of Common Stock to the extent allowed under the Certificate of Designations the Notes and applicable law in order to preserve our cash resources. Because the effective conversion price used to determine the number of shares of Common Stock issuable in such installment payments depends in part on the market price of our Common Stock at the time that an installment payment is due, we cannot predict how many shares of Common Stock issuable upon conversion of the Series G Preferred Stock and the Notes we will be required to issue in such an amortization payment. In addition, we generally have no control over whether the holders of the Series G Preferred Stock and the Notes convert such shares or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Underlying Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Series G Preferred Stock, Notes and Warrant holders under the terms of the Exchange Agreement. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Series G Preferred Stock, Notes and Warrant holders pursuant to the terms of the Exchange Agreement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Exchange, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Series G Preferred Stock, Notes and Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Exchange may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

Consequences of Not Approving this Proposal

In light of our obligations under the Certificate of Designations, we believed that the Exchange was the only viable option available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold an additional stockholder meeting ninety (90) days thereafter, and if such stockholder approval is not obtained at such stockholder meeting, we shall be required to hold stockholder meetings semi-annually thereafter to seek such approval as is required under the Exchange Agreement. Further, until such time as we obtain stockholder approval for this Issuance Proposal, we will not be able to issue shares of Common Stock to the Series G Preferred Stock, Notes and Warrant holders at an effective price per share below the price initially contemplated in the Certificate of Amendment and Warrants, prior to the Exchange, and as previously approved by stockholders on April 10, 2025. If we are unable to make the amortization or dividend payments, as the case may be, due to the holders of the Series G Preferred Stock and the Notes in shares of our Common Stock, or to issue sufficient shares of Common Stock upon conversion of Series G Preferred Stock and the Notes or exercise of the Warrants, as the case may be, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of the Series G Preferred Stock and the Notes. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain of our programs or other operations, sell some or all of our assets or merge with another entity.

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Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”) and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Private Placement. ICIG and IMF may be unable to convert all of its Series G Preferred Stock and Notes and exercise all of the Warrants issued to them in connection with the Private Placement and the Exchange, as applicable, if the Issuance Proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the shares of Common Stock issuable upon the conversion or exercise of the Series G Preferred Stock, Notes and Warrants to which each is entitled upon conversion of their respective Series G Preferred Stock and Notes at the applicable conversion price or exercise of their respective Warrants at their exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Exchange Agreement, the Purchase Agreement, the Certificate of Designations, the Certificate of Amendment and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Exchange Agreement, the Purchase Agreement, the Certificate of Designation, the Certificate of Amendment, and the Warrants, which were filed with the SEC as exhibits to our Current Reports on Form 8-K filed on January 15, 2025, and November 5, 2025, as applicable, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Board Recommendation and Required Vote

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the Issuance Proposal. Because the Issuance Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Holders of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

The Board recommends that you vote “FOR” the Issuance Proposal, and proxies solicited by the Board will be voted in favor of the ISSUANCE proposal unless a stockholder indicates otherwise on the proxy.

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PROPOSAL 8 – THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

Our Board has approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals at the Annual Meeting.

The approval of (i) the Director Election Proposal requires the affirmative vote of the plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal, (ii) each of the Auditor Ratification Proposal, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal requires the affirmative vote of the votes cast of the stockholders present in person or represented by proxy at the at the Annual Meeting and entitled to vote on the subject matter; and (iii) the Board Classification Proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the subject matter. The Board believes that if the number of votes received with respect to the aforementioned proposals is less than said applicable majority and is therefore insufficient to approve the aforementioned proposals, then it may be in the best interests of the stockholders to adjourn the Annual Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the aforementioned proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the proposals at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Annual Meeting will be against the proposals at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy, voting affirmatively or negatively at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a “routine matter,” broker non-votes are not expected to occur with respect to the Adjournment Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Adjournment Proposal will have no effect thereon.

THE BOARD RECOMMENDS A VOte “for” the ADJOURNEMNT proposal.

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MANAGEMENT AND CORPORATE GOVERNANCE

Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this Proxy Statement), their position(s) with the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below as a director should serve as a director is set forth below:

Name	Age	Position(s) with the Company
Bruce T. Bernstein*(1)(2)(3)(4)	61	Chairman of the Board of Directors
Robert Weinstein*(1)(2)(3)(4)	65	Director
Michael Lebowitz* (3)(4)	52	Director
Gaëlle Wizenberg*(1)(2)	50	Director
Thomas Ian Brown	55	Chief Financial Officer
Ezra T. Ernst	55	President & Chief Executive Officer of XWELL and Director

* Independent director under the rules of The Nasdaq Stock Market

(1)	Current member of Compensation Committee
(2)	Current member of Audit Committee
(3)	Current member of Nominating and Corporate Governance Committee
(4)	Current member of Strategic Affairs Committee

Directors

Our Board currently consists of five members:

Bruce T. Bernstein joined our Board of Directors in February 2016 and has served as the Chairman of our Board of Directors since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein served as Senior Vice President in the bank’s Global Securities Arbitrage business unit of Fortis Investments, Inc., specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis Investments, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), Mr. Bernstein is also a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).

We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve as the Chairman of our Board of Directors.

Robert Weinstein joined our Board of Directors in February 2020. Mr. Weinstein has extensive accounting and finance experience, spanning more than thirty years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. Since October 2013, Mr. Weinstein has been the Chief Financial Officer of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly-traded biotechnology company. From September 2011 to September 2013, Mr. Weinstein was an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, Mr. Weinstein was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., a publicly-traded energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a publicly-traded, development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his B.S. in accounting from the State University of New York at Albany.

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We believe Mr. Weinstein’s extensive financial expertise and healthcare experience qualifies him to serve on our Board of Directors and as a member and the chairperson of the audit committee of our Board of Directors.

Michael Lebowitz joined our Board of Directors in April 2020. An expert in customer experience strategy and innovation, Mr. Lebowitz has a twenty-five year track record in defining creative strategy and vision for some of the world’s most recognizable brands. Mr. Lebowitz founded Big Spaceship, a globally-recognized creative consultancy, in 2000 and has served as Chief Executive Officer of Big Spaceship since its founding. Mr. Lebowitz received his Bachelor’s degree in Film from Vassar College.

We believe Mr. Lebowitz’s extensive experience in the area of creative brand strategy qualifies him to serve on our Board of Directors.

Gaëlle Wizenberg joined XWELL’s Board of Directors in January 2024. An expert in branding, manufacturing, global distribution of consumer goods and serial entrepreneur, Ms. Wizenberg founded Objects of Magic SAV de CV in October 2024, Objects of Magic LLC, a wellness brand offering a full line of products, team building and wellness retreats, in August 2022, and she has served as Chief Executive Officer since the founding of the company. Prior to this, she founded Charlie Banana Consulting, LLC, a consulting firm, in July 2019 and served as Director and Chief Executive Officer from July 2019 to March 2025. Additionally, she founded Charlie Banana USA, LLC, a USA based ecommerce of global brand baby products in 2013 and served as Chief Executive Officer until 2020 when it was acquired by Proctor & Gamble. After Proctor & Gamble, a multinational consumer goods corporation, acquired all her companies, Ms. Wizenberg began consulting for Procter & Gamble from January 2020 to June 2023. Before that, Ms. Wizenberg founded Winc Design Limited, a Hong Kong company, makers of ecofriendly products and a global cloth diaper manufacturer, in 2007 and served as CEO until 2020.

Executive Officers

Our executive officers are appointed by, and serve at the discretion of, our Board.

Ezra T. Ernst

Ezra T. Ernst joined the Company in January 2022 and has served as our Chief Executive Officer and as a member of our Board of Directors since September 2024. Prior to September 2024, Mr. Ernst served as Executive Vice President of the Company and Chief Executive Officer of our subsidiary XpresTest, Inc. since our January 2022 acquisition of gcg Connect LLC d/b/a HyperPointe. He also has served as President and Chief Executive Officer of HyperPointe since March 2020. Prior to HyperPointe, he previously served as Chief Executive Officer of Physicians Weekly, LLC, a provider of medical news and education for healthcare professionals, from August 2015 to March 2020, chief Commercial Officer of Treato, a health-related data analytics company, from September 2013 to August 2015 and General Manager at WebMD, an online publisher of health and medical news and information, from December 2008 to January 2013.

Thomas Ian Brown

Ian Brown has more than 25 years of experience in operational finance. He has expertise in systems transformation, financial operations, and back-office process improvement. From 2022 to 2025, Mr. Brown was a Managing Director of the Strategic FP&A Group at Accordion. Prior to that role, he served at FTI Consulting in their Technology Transformation group from 2014 to 2022. Prior, he was Senior Director Business Planning, Customer Operations at Charter Communications, and a Director of Operational Finance for Insight Communications. Before this, Ian was the CFO of two early-stage companies, was a colleague of Ezra Ernst at Wolters Kluwer, and also worked in media investment banking. He holds an M.B.A from The Tuck School of Business at Dartmouth and a B.A. from Vassar College.

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Director Independence and Committee Qualifications

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Bernstein, Weinstein, Lebowitz and Mme. Wizenberg qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Exchange Act. Accordingly, our Board of Directors is comprised of a majority of independent directors as required by Nasdaq rules. Our Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC. Our Board of Directors has further determined that Messrs. Bernstein and Weinstein are “audit committee financial experts” as defined in the rules of the SEC.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2024, there were fifteen meetings of our Board of Directors as well as nine unanimous written consents of the Board of Directors. The various committees of the Board of Directors met a total of ten times, collectively. Other than Michael Lebowitz, all other directors attended more than 75 percent of the aggregate of the total number of meetings of the Board of Directors. Each director serving on a committee attended more than 75 percent of the total number of meetings held by an applicable committee(s) of the Board of Directors on which such director served during the year ended December 31, 2024. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders. All five of our 2024 directors attended our 2024 annual meeting of stockholders.

Audit Committee. Our Audit Committee met four times during the year ended December 31, 2024. The Audit Committee currently has three members: Robert Weinstein (Chairman), Bruce T. Bernstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board of Directors and all committees thereto, including the Audit Committee. As of January 30, 2024, Gaëlle Wizenberg was elected to be a member of the Audit Committee. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

The Board determined that all members of the Audit Committee qualify as independent under the listing standards promulgated by the SEC and Nasdaq, as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Weinstein and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available through the “Investors – Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Compensation Committee. Our Compensation Committee met two times during the year ended December 31, 2024. This committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board of Directors and all committees thereof, including the Compensation Committee. As of January 30, 2024, Gaëlle Wizenberg was elected to be a member of the Compensation Committee.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2020 Equity Incentive Plan (the “2020 Plan”). The Compensation Committee is responsible for (1) the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that issue without the Chief Executive Officer present, (2) the determination of the compensation of the executive officers of the Company other than the Chief Executive Officer based upon the recommendation of the Chief Executive Officer and such other customary factors that the Committee deems necessary or appropriate, and (3) the establishment and review of general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In March of 2025, the Compensation Committee did engage a third-party compensation consultant, StreeterWyatt Analytics, to review the Board’s compensation structure as well as benchmark it against the Company’s peer group.

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The Board determined all members of the Compensation Committee qualify as independent under the Nasdaq listing standards. A copy of the Compensation Committee’s written charter is publicly available through the “Investors – Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met one time during the year ended December 31, 2024. This committee currently has three members: Robert Weinstein (Chairman), Michael Lebowitz and Bruce T. Bernstein. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board of Directors and all committees thereof, including the Nominating and Corporate Governance Committee. As of January 30, 2024, Michael Lebowitz was elected to be a member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include authority to:

●	identify and nominate members of the Board of Directors;

●	oversee the evaluation of the Board of Directors and management;

●	develop and recommend corporate governance guidelines to the Board of Directors;

●	evaluate the performance of the members of the Board of Directors; and

●	make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting Board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

The Board determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the Nasdaq listing standards. A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors – Corporate Governance” section of our website at www.xwell.com/corporate-governance.

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The Strategic Affairs Committee. The Strategic Affairs Committee (the “Strategic Affairs Committee”) met one time during the year ended December 31, 2024. The Strategic Affairs Committee was formed in September 2021 to assist the Board in reviewing, analyzing, considering and assessing, potential acquisitions, joint ventures, strategic investments, divestitures and other strategic transactions. The Strategic Affairs Committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Michael Lebowitz. The Strategic Affairs Committee’s responsibilities include, among others:

●	assisting management with the identification of potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities and review transaction candidates with management, when and as appropriate;

●	evaluating strategic transactions received by the Company or proposed by management; and

●	overseeing and coordinating the process of reviewing, analyzing and responding to proposals received by the Company or proposed by management with respect to such potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities.

Subcommittee for Financial Planning. The Subcommittee for Financial Planning (the “Finance Subcommittee”) met one time during the year ended December 31, 2024. This committee was formed in June 2024 to discuss potential financing strategies for the Company. The Finance Subcommittee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Gaelle Wizenberg.

Board Leadership Structure and Role in Risk Oversight

Effective as of February 5, 2018, the Board appointed Bruce T. Bernstein as the non-executive Chairman of the Board of Directors.

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have any formal policy that requires it to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation, Corporate Governance and Nominating Committee has for several years granted annual equity awards to its executive officers and directors at the start of the new fiscal year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No stock options were issued to executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Family Relationships

There are no family relationships among our directors and executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.

On April 26, 2024, Gaelle Wizenberg purchased 100 shares of Common Stock, and on May 7, 2024, Ms. Wizenberg purchased 199 shares of Common Stock. Such transactions were reported with the SEC on July 22, 2024, in a Form 4 filing.

To our knowledge, based solely on our records and a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2024, other than above, we believe that all reports applicable to our officers, directors and greater than ten percent stockholders which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the Code of Conduct and Ethics is posted on the “Investors – Corporate Governance” section of our website at www.xwell.com/corporate-governance, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 254 West 31st Street 11th Floor, New York, New York 10001. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current report on form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.

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COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation awarded or paid by us during the years ended December 31, 2024 and 2023 to (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2024, and (iii) up to two additional individuals for whom disclosure would have been provided under clause (ii) but for the fact that the person was not serving as an executive officer at the end of the year ended December 31, 2024 (collectively, the “named executive officers”).

			Non-Equity
			Incentive Plan	Option	Restricted Stock	All Other
Name and principal		Salary	Compensation	Awards	Unit Awards	Compensation	Total
position	Year	($)	($)	($)(1)	($)(1)	($)	($)
Scott R. Milford(2)	2024	409,615	-	15,100	-	-	424,715
Former Chief Executive Officer	2023	425,000	52,379	39,150	-	-	516,529

Suzanne A. Scrabis(3)	2024	300,000	75,000	15,100	-	-	390,100
Former Chief Financial Officer	2023	135,367	784	6,525	22,800	-	165,476

Ezra T. Ernst(4)	2024	375,000	100,000	60,400	-	-	535,400
President & Chief Executive Officer of XWELL and Director	2023	375,000	27,379	8,700	-	-	411,079

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 15 to our consolidated financial statements included in the Original Filing.

(2)	Mr. Milford served as our Chief Executive Officer from January 19, 2022, until his resignation effective as of September 4, 2024. Prior to that, Mr. Milford served as our Chief Operating Officer since December 14, 2020. Compensation for the year ended December 31, 2024, includes equity awards of stock options.

(3)	Ms. Scrabis served as our Chief Financial Officer from July 10, 2023 until her resignation effective on January 8, 2025.

(4)	Mr. Ernst is currently our Chief Executive Officer, effective as of September 4, 2024. Prior to that, Mr. Ernst served as the Executive Vice President and the Chief Executive Officer of XpresTest Inc. since January 9, 2022. Compensation for the year ended December 31, 2024, includes equity awards of stock options.

Narrative Disclosure to Summary Compensation Table

Scott R. Milford

On July 8, 2019, we entered into an employment agreement with Mr. Milford, pursuant to which he agreed to serve as our Chief People Officer for an annual base salary of $280,000 and $300,000, for the year ended July 31, 2020, and the year ending on July 31, 2021, respectively. After July 31, 2021, Mr. Milford continued to be employed by the Company as an ‘at will’ employee, subject to annual review by the Compensation Committee. Mr. Milford was also entitled to a one-time 10% minimum guaranteed bonus for 2019 to be calculated off his base salary as of his July 8, 2019, commencement date as well as to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Milford was promoted to Chief Operating Officer in December 2020; no changes to his compensation were made at that time in connection with the promotion.

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On March 28, 2022, the Company and Mr. Milford entered into an executive employment agreement (the “Milford Employment Agreement”), effective as of January 19, 2022, the date of Mr. Milford’s assumption of the role of Chief Executive Officer. The Milford Employment Agreement had a term of two years from its effective date of January 19, 2022, and terminated on January 19, 2024. The Milford Employment Agreement entitled Mr. Milford to receive an annual base salary of $425,000. Mr. Milford continues to be employed by the Company as an “at will” employee. He is also eligible to participate in any annual bonus and other incentive compensation program that the Company may adopt from time to time for its executive officers. Prior to January 19, 2024, Mr. Milford was eligible to earn an annual bonus, the target amount of which is up to one hundred percent (100%) of his base salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion. Any applicable bonus was determined as soon as reasonably practicable after our annual financial statements were finalized and was split 50/50 between cash and a grant of restricted stock units (“RSUs”) with respect to our Common Stock.

Prior to January 19, 2024, in the event the Milford Employment Agreement was terminated for good reason by Mr. Milford, or by the Company without cause and Mr. Milford provided the Company with a release of claims, Mr. Milford was entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage. In addition, the agreement contained non-solicitation and non-competition provisions that applied during the term of Mr. Milford’s employment and for six months thereafter. As of January 19, 2024, the Milford Employment Agreement is no longer in effect.

Effective September 4, 2024, Mr. Milford stepped down as the President and Chief Executive Officer of the Company and entered into a Transition and Severance Agreement (the “Milford Transition Agreement”). Under the Milford Transition Agreement, Mr. Milford served as a consultant through December 31, 2024, earning $31,250 per month. Mr. Milford received $425,000 in severance payments and also receive up to 12 months of COBRA premium reimbursement.

Suzanne A. Scrabis

For her service as Chief Financial Officer, pursuant to an offer letter, dated as of June 26, 2023, by and between us and Ms. Scrabis (the “Scrabis Offer Letter”), Ms. Scrabis received an annual base salary of $300,000, subject to review by the Compensation Committee. Ms. Scrabis was eligible to receive an annual cash bonus with a target of 50% of her base salary. Ms. Scrabis was additionally eligible to participate in Company’s long-term incentive plan with the potential to receive stock options valued at up to 1.75 times her annual base salary (pro-rated for 2023). Ms. Scrabis received (i) non-qualified stock options to purchase 3,750 shares of Common Stock with an exercise price of $4.60, and (ii) 5,000 RSUs, with each grant made as of July 10, 2023, and vesting in four quarterly installments on the first, second, third and fourth quarters after the grant date.

On January 2, 2025, Ms. Scrabis entered into a Resignation, Separation Agreement and Release (the “Scrabis Release Agreement”), by and between the Company and Suzanne Scrabis, which became effective as of January 8, 2025 (the “Scrabis Separation Date”), in connection with Ms. Scrabis’s resignation as the Chief Financial Officer of the Company. Pursuant to the terms of the Scrabis Release Agreement, in consideration for performing certain transition services and entering into the Scrabis Release Agreement, Ms. Scrabis will receive within 30 days from the Separation Date, a regular bi-weekly salary in the amount of $11,538.46 for a period of six months, less all applicable deductions and withholdings. The Company has additionally agreed to reimburse the portion of Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, premiums paid by Ms. Scrabis for the continuation of health coverage under the Company’s group benefit plans, for up to six months and subject to certain exceptions.”

Ezra T. Ernst

In connection with Mr. Milford’s resignation, on September 4, 2024, the Board approved an Executive Employment Agreement (the “Ernst Employment Agreement”), by and between the Company and Ezra T. Ernst, effective as of September 4, 2025 (the “Ernst Effective Date”) As of the Ernst Effective Date, Mr. Ernst shall serve as the Company’s President and Chief Executive Officer. Effective as of September 21, 2024, Mr. Ernst also began serving as a director of the Board, as well as a director of the Board of Directors of Treat, Inc. and GCG Connect LLC. The Ernst Employment Agreement supersedes and replaces any previous employment agreements between the Company and Mr. Ernst, including but not limited to, that certain Executive Employment Agreement, dated January 9, 2022, by and between Mr. Ernst and XpresSpa Group, Inc.

Pursuant to the terms of the Ernst Employment Agreement, Mr. Ernst shall be employed for a period of three years beginning on the Ernst Effective Date (the “Ernst Initial Employment Period”), which such period shall be automatically renewed for additional consecutive terms of one year each (each, a “Renewal Period” and together with the Ernst Initial Employment Period, the “Ernst Employment Period”), unless either Mr. Ernst or the Company provide a written notice of non-renewal at least 30 days prior to the end of the Ernst Initial Employment Period or the then-current Renewal Period, as applicable. The Company shall pay Mr. Ernst an annual base salary of $425,000 (the “Ernst Base Salary”), less applicable taxes and deductions. Additionally, Mr. Ernst will be eligible to earn an annual bonus of up to 100% of the Ernst Base Salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion, which such bonus payment, if any, shall be split 50/50 between cash and a grant of restricted stock units with respect to the Company’s common stock. Additionally, following the Ernst Effective Date, Mr. Ernst shall be granted (A) stock options to purchase up to 30,000 shares of common stock at an exercise price of $1.86 per share, with (i) 25% of the shares to vest on the grant date; (ii) 18.75% of shares to vest on December 31, 2024; (iii) 18.75% of the shares to vest on March 31, 2025; (iv) 18.75% of shares to vest on June 30, 2025; and (v) the remaining shares to vest on September 30, 2025, in each case rounded down for any fractional shares and (B) 30,000 restricted shares of common stock, which such shares shall vest in approximately equal installments on the first three anniversaries of the Ernst Effective Date, subject to Mr. Ernst’s continued employment with the Company.

Pursuant to the terms of the Ernst Employment Agreement, the Company may terminate the Ernst Employment Agreement and Mr. Ernst’s employment thereunder for Cause or Good Reason (as such terms are defined in the Ernst Employment Agreement) at any time during the Ernst Employment Period and pursuant to the terms and conditions of the Ernst Employment Agreement, or without Cause or Good Reason at any time during the Ernst Employment Period and pursuant to the terms and conditions of the Ernst Employment Agreement.

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Outstanding Equity Awards at 2024 Fiscal Year End

The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2024, to each of our named executive officers.

	Option Awards				Restricted Stock Unit Awards
					Number	Market
		Number			of shares	value
	Number	of securities			of units	of shares
	of securities	underlying			of stock	of units
	underlying	unexercised			that	of stock
	unexercised	options	Option	Option	have not	that
	options	(#)	exercise	expiration	vested	have not
Name	(#) exercisable	unexercisable	price ($)	date	(#)	vested ($)
Scott R. Milford (1)					-	-
2020 Non-Qualified Stock Options from the 2012 Plan	2,916	-	30.60	April 20, 2030
2020 Incentive Stock Options from the 2012 Plan	1,605	-	100.20	September 6, 2030
2020 Non-Qualified Stock Options from the 2020 Plan	4,815	-	100.20	October 28, 2030
2021 Non-Qualified Stock Options from the 2020 Plan	14,266	4,755	32.20	January 21, 2031
2022 Non-Qualified Stock Options from the 2020 Plan	2,500	2,500	28.60	April 20, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	22,500	1,875	8.00	January 5, 2033
2024 Non-Qualified Stock Options from the 2020 Plan	10,000	-	1.51	February 5, 2034

Ezra T. Ernst (1)					30,000	$1.80
Inducement Plan	33,333	16,667	32.80	January 14, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	5,000	1,250	8.00	January 5, 2033
2024 Non-Qualified Stock Options from the 2020 Plan	10,000	-	1.51	February 5, 2034
2024 Non-Qualified Stock Options from the 2020 Plan	13,125	-	1.51	September 4, 2034

Suzanne A. Scrabis					-	-
2023 Non-Qualified Stock Options from the 2020 Plan	3,750	-	4.60	July 10, 2033

(1)	Un-exercisable options vest in equal annual increments over each of the remaining anniversaries of the date of grant.

Pension Benefits

We do not have any qualified or nonqualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

40

Potential Payments upon Termination or Change-In-Control

The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2024, upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2024, the last business day of our fiscal year, at which time the closing price of our Common Stock as listed on Nasdaq was $1.51 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table” above.

Scott R. Milford

On December 31, 2024, Mr. Milford received $425,000 in severance payments and will also receive up to 12 months of COBRA premium reimbursement pursuant to the terms of his Transition and Severance Agreement.

Ezra T. Ernst

In the event Mr. Ernst’s employment agreement is terminated for good reason by Mr. Ernst, or by the Company without cause and Mr. Ernst provides the Company with a release of claims, Mr. Ernst shall be entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage.

Suzanne A. Scrabis

On January 8, 2025, Ms. Scrabis began receiving bi-weekly payments of $11,538.46 for six months and will receive up to six months of COBRA premium reimbursement pursuant to the terms of her Resignation, Separation Agreement and Release.

Director Compensation

The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2024.

	Fees	Restricted
	Earned or	Stock
	Paid in	Unit	Option	All Other
	Cash	Awards	Awards	Compensation	Total
Name	($)	($)(1)	($)(1)	($)(6)	($)
Bruce T. Bernstein(2)(6)	95,000	-	66,496	120,000	281,496
Gaëlle Wizenberg(1)(2)	35,000	-	33,249		68,249
Robert Weinstein(4)	60,000	-	46,546		106,546
Michael Lebowitz(5)	45,000	-	33,249		78,249

(1)	Amounts represent the aggregate grant date fair value of the RSUs and option awards granted during the fiscal year computed in accordance with FASB ASC Topic 718. See Notes 2 and 15 to the consolidated financial statements included in the Original Filing for the assumptions made in the valuation of the equity awards.

(2)	As of December 31, 2024, Mr. Bernstein held 42,511 unexercised options.

(3)	As of December 31, 2024, Mr. Stout held 22,660 unexercised options.

(4)	As of December 31, 2024, Mr. Weinstein held 22,579 unexercised options.

(5)	As of December 31, 2024, Mr. Lebowitz held 21,996 unexercised options.

(6)	Consists of $120,000 in cash paid in respect of XpresTest, Inc. board services (as described below).

In January 2023, the Board and the Compensation Committee engaged StreeterWyatt Analytics, an independent third-party compensation analyst, to evaluate and make recommendations regarding-the compensation paid to our directors.

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In December 2023, the Board reevaluated the Company’s compensation structure. Based on its review, the Compensation Committee recommended, and the full Board approved, a new director compensation program effective December 11, 2023:

●	For the Chairman of the Board:

o	$75,000 in cash

●	For the other non-employee Directors:

o	$35,000 in cash

●	The following additional cash payments:

o	$15,000 in cash to the Chairman of the Audit Committee.

o	$10,000 in cash to the Chairman of the Compensation Committee.

o	$10,000 in cash to each member of the Investment Committee.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2024, with respect to all of our equity compensation plans then in effect:

No. of securities
remaining
available for
	No. of securities		future issuance
	to be issued upon	Weighted-	under equity
	exercise of	average exercise	compensation
	outstanding	price of	plans (excluding
	options,	outstanding	securities
	warrants and	options, warrants	reflected in
Plan Category	rights	and rights ($)	the first column)
Total equity compensation plans approved by security holders (1)	564,383	$14.87	17,671

(1)	These plans consist solely of the 2020 Plan, as approved by our Board of Directors in September 2020 and by our stockholders in October 2020. On October 4, 2022, shareholders approved the amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 375,000 shares of Common Stock to an aggregate of 625,000 shares. Under the 2020 Equity Incentive Plan (the “2020 Plan”), a maximum of 17,671 shares of Common Stock remained available for issuance as of December 31, 2024.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown. Our named executive officers for the year ended December 31, 2024, were Scott R. Milford, Suzanne A. Scrabis and Ezra T. Ernst.

Year	Summary Compensation Table Total for 1st PEO ($)	Summary Compensation Table Total for 2nd PEO ($)	Summary Compensation Table Total for 3rd PEO ($)	Compensation Actually Paid to 1st PEO ($) (1)	Compensation Actually Paid to 2nd PEO ($) (1)	Compensation Actually Paid to 3rd PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss) ($) (thousands)
									Total Shareholder Return ($)
2024	$402,581	$568,050	NA	$424,715	$535,400	NA	$390,100	$389,238	$6.34	$(16,490)
2023	$516,529	NA	NA	$(176,056)	NA	NA	$318,280	$(319,681)	$7.31	$(28,029)
2022	$1,246,956	NA	$643,455	$59,375	NA	$341,629	$567,861	$669,260	$30.25	$(32,629)

(1) Amounts represent compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described in this section), which includes the individuals indicated above for each year:

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining Non-PEO NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2024, and 2023. The TSR amounts reported in the graph assume an initial fixed investment of $100.

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44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of the Record Date by (i) each person known to us to beneficially own five (5%) percent or more of any class of our voting securities; (ii) each of our “Named Executive Officers” (as such term is defined pursuant to Rule 402 of Regulation S-K) and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001. Percentage of Common Stock ownership is based on 5,766,703 shares of Common Stock issued and outstanding as of the Record Date, and percentage of Series G Preferred Stock ownership is based on 4,000 shares of Series G Preferred Stock issued and outstanding as of the Record Date.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the conversion of the Preferred Stock or exercise of warrants, as the case may be, to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to preferred stock, options or warrants that are currently convertible or exercisable, as applicable, or convertible or exercisable, as applicable, within sixty (60) days of the Record Date, by that stockholder are deemed outstanding. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned	Percentage of Class	Total Voting Power
5% Stockholders
Iroquois Capital Investment Group, LLC(2)	276,313	4.99%	2,775	69.38%	4.99%
Iroquois Master Fund Ltd.(3)	274,801	4.99%	1,225	30.63%	4.99%
XWEL INV I, LLC(4)	515,090	8,95%	0	0%	8.52%
CPC Pain & Wellness SPV, LLC(5)	394,200	6.85%	0	0%	6.52%
Named Executive Officers and Directors
Scott R. Milford(6)	60,660	1.04%	0	0%	*
Suzanne A. Scrabis(7)	18,750	*	0	0%	*
Ezra T. Ernst(8)	79,463	1.37%	0	0%	*
Bruce T. Bernstein(9)	298,569	5.10%	0	0%	3.32%
Gaëlle Wizenberg(10)	137,192	2.36%	0	0%	1.50%
Robert Weinstein(11)	159,457	2.75%	0	0%	1.78%
Michael Lebowitz(12)	160,049	2.76%	0	0%	1.84%
Omar A. Haynes(13)	5,466	*	0	0%	*
All directors and executive officers as a group (6 persons)(14)	843,980	13.93%	0	0%	8.96%

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*	Less than 1%

(1)

The amounts set forth in the column “Number of Shares of Common stock Beneficially Owned” reflect the application of various limitations on the issuance of the Conversion Shares and Warrant Shares in the Certificate of Designations and the Warrants, respectively, including beneficial ownership limitations and limitations under the rules or regulations of Nasdaq.

A total of 5,756,703 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date and 4,000 shares of Preferred Stock are outstanding as of the Record Date, which such outstanding shares of Series G Preferred Stock as of the Record Date are entitled to an aggregate of approximately 287,259 votes, voting on an as-converted basis, pursuant to the terms of the Certificate of Designations.

(2)

Consists of (i) 276,313 shares of Common Stock issuable upon the conversion of shares of Series G Preferred Stock and (ii) Warrants to purchase up to an aggregate of 1,854,947 shares of Common Stock. The shares of Series G Preferred Stock and the Warrants held by ICIG are subject to a 4.99% beneficial ownership blocker.

The shares are held directly by ICIG. Richard Abbe is the managing member of ICIG. Mr. Abbe has voting control and investment discretion over securities held by ICIG. As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. Mr. Abbe disclaims beneficial ownership over the securities listed except to the extent of his pecuniary interest therein. ICIG’s address is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(3)

Consists of (i) 28,791 shares of Common Stock, (ii) 246,010 shares of Common Stock issuable upon the conversion of shares of Series G Preferred Stock and (iii) Warrants to purchase up to an aggregate of 818,850 shares of Common Stock. The shares of Series G Preferred Stock and the Warrants held by IMF are subject to a 4.99% beneficial ownership blocker.

The shares are held directly by IMF. Iroquois Capital Management, LLC is the investment manager of IMF. Iroquois Capital Management, LLC has voting control and investment discretion over securities held by IMF. As Managing Members of Iroquois Capital Management, LLC, Richard Abbe and Kimberly Page make voting and investment decisions on behalf of Iroquois Capital Management, LLC in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital Management and IMF. Each of Iroquois Capital Management, LLC, Mr. Abbe and Ms. Page disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. IMF’s address is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(4)	Based solely on information contained in a Schedule 13G filed on August 9, 2024, by XWEL INV I, LLC. XWEL INV I, LLC’s address is 400 Park Avenue, 4th Floor, New York, New York 10022.

(5)	Based solely on information contained in a Schedule 13D/A filed on August 13, 2024, by CPC Pain & Wellness SPV, LLC (“CPC”). CPC’s address is 301 Edgewater Place, Suite 100 Wakefield, Massachusetts 01880.

(6)	The number of shares of Common Stock beneficially owned includes 2,058 shares of Common Stock and vested options to purchase an aggregate of 58,602 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(7)	The number of shares of Common Stock beneficially owned includes 5,000 restricted stock units (“RSUs”) and vested options to purchase an aggregate of 13,750 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(8)	The number of shares of Common Stock beneficially owned includes 31,130 shares of Common Stock and vested options to purchase 48,333 shares of Common Stock, which are exercisable within 60 days of the Record Date.

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(9)	The number of shares of Common Stock beneficially owned includes 200,926 shares of Common Stock and vested options to purchase an aggregate of 97,643 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(10)	The number of shares of Common Stock beneficially owned includes 90,698 shares of Common Stock and vested options to purchase an aggregate of 46,494 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(11)	The number of shares of Common Stock beneficially owned includes 107,407 shares of Common Stock and vested options to purchase an aggregate of 52,050 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(12)	The number of shares of Common Stock beneficially owned includes 111,122 shares of Common Stock and vested options to purchase an aggregate of 48,927 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(13)	The number of shares of Common Stock beneficially owned includes 5,466 RSUs.

(14)	See footnotes (6) through (13). Additionally reflects vested stock options to purchase up to an aggregate of 9,250 shares of Common Stock held by Thomas Ian Brown, who became Chief Financial Officer of the Company effective as of January 6, 2025.

47

REPORT OF AUDIT COMMITTEE

The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.xwell.com/corporate-governance. This Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2024, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with management and Marcum, our independent registered public accounting firm;

●	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

●	Received written disclosures and the letter from Marcum regarding its independence as required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee, and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum, the Audit Committee recommended to the Board that the audited financial statements be included in our 2024 Annual Report, for filing with the SEC.

Members of the Audit Committee

Robert Weinstein (Chairman)
Bruce T. Bernstein
Gaëlle Wizenberg

48

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Approval Policy

All related party transactions must be approved by our Audit Committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.

Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, but not limited to, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

Transactions with Related Persons

Since the beginning of the last fiscal year, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

49

OTHER MATTERS

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. The Board knows of no other business which will be presented at the Annual Meeting and is not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also find our SEC filings in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If two or more stockholders share an address, we may send a single copy of the 2024 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, as applicable, to the shared address, unless we have received contrary instructions from one or more of such stockholders sharing the address. Additionally, we will promptly send a separate copy of the 2024 Annual Report, this Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, upon oral or written request by any stockholder at a shared address to which a single copy of the documents was delivered. Such requests should be submitted to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary; telephone number (212) 750-9595 or by contacting our proxy solicitor, Alliance, by calling 1-888-490-5110. If any stockholders sharing an address receive multiple copies of the 2024 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, such stockholders may make such request to our Corporate Secretary at the same address or telephone number described above.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will, as appropriate, forward communications to the Board or to any individual director, directors, or committee to whom the communication is directed.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS AT THE 2025 ANNUAL MEETING

A stockholder who intends to submit a proposal at the 2026 Annual Meeting to be included in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act must submit the proposal no later than April 10, 2026, in writing to our corporate offices as follows, XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Lauren Deutsch, General Counsel. Such proposal must comply with Rule 14a-8 under the Exchange Act.

In accordance with our Bylaws, a stockholder who intends to submit a proposal at the 2026 Annual Meeting outside of the process of Rule 14a-8 and not to be included in the Company’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the proposal in writing. In addition, a stockholder who intends to nominate a director for election to the Board at the 2026 Annual Meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the nomination in writing. Stockholder nominations for director and other proposals that are not to be included in the Company’s proxy statement must be received by our Corporate Secretary in writing at our corporate offices, as listed above, no earlier than September 19, 2026, and no later than October 19, 2026. Any such stockholder proposals or nominations for director must satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 19, 2026.

50

ANNEX A

Form of Board Classification Amendment

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
XWELL, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XWELL, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is XWELL, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 5, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018. The name of the Corporation was changed to XWELL, Inc. by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 24, 2022, as further amended by filing a Certificate of Amendment to Amended and Restated Certificate of Incorporation on September 26, 2023 (collectively, the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment (the “Certificate of Amendment”) to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following Section 4 thereto:

“4.           Classification of Board of Directors.

Except for any directors elected by the holders of any series of Preferred Stock pursuant to any Certificate of Designations relating to any series of Preferred Stock, the members of the Board of Directors shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Class I directors shall initially serve until the first annual meeting of stockholders following the initial classification of directors and Class II directors shall initially serve until the second annual meeting of stockholders following the initial classification of directors. Commencing with the first annual meeting of stockholders following the initial classification of directors, directors of each class the term of which shall then expire shall be elected to hold office for a two-year term and until the election and qualification of their respective successors in office or their earlier resignation or removal. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.”

This Certificate of Amendment shall be effective on [●], 2025 at 5:00 Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [●], 2025.

Name: Ezra T. Ernst
Title: Chief Executive Officer

A-1

ANNEX B

Form of Bylaws Amendment

Amendment to the THIRD Amended and Restated Bylaws
of XWELL, Inc.

Pursuant to Article VII, Section 1 of the of the Amended and Restated Certificate of Incorporation of XWELL, Inc., a Delaware corporation (the “Company”), Article X of the Third Amended and Restated Bylaws of the Company (the “Bylaws”), and Section 109 of the General Corporation Law of the State of Delaware, on the date hereof, the Bylaws of the Company are hereby amended as follows:

Section 2.3. Election, Qualification and Term of Office of Directors is hereby amended by adding the following paragraph:

“Except for any directors elected by the holders of any series of Preferred Stock pursuant to any Certificate of Designations relating to any series of Preferred Stock, the members of the Board of Directors shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Class I directors shall initially serve until the first annual meeting of stockholders following the initial classification of directors and Class II directors shall initially serve until the second annual meeting of stockholders following the initial classification of directors. Commencing with the first annual meeting of stockholders following the initial classification of directors, directors of each class the term of which shall then expire shall be elected to hold office for a two-year term and until the election and qualification of their respective successors in office or their earlier resignation or removal. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.”

IN WITNESS WHEREOF, this amendment to the Bylaws of the Company is executed on [●], 2025.

By:
Name:	Ezra T. Ernst
Title:	Chief Executive Officer

B-1

ANNEX C

Form of Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

XWELL, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XWELL, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is XWELL, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 5, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018. The name of the Corporation was changed to XWELL, Inc. by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 24, 2022.

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:

3. Article IV of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety:

“4. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.01 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.01 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

4. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of Common Stock multiplied by the closing trading price of Common Stock on the Nasdaq Capital Market on the trading day immediately following the Effective Time. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

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5. Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a cash payment in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a cash payment in lieu of a fractional share of Common Stock).”

This Certificate of Amendment shall be effective on [●] at [●] Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [●] day of [●], [●].

By:
Name:	Ezra T. Ernst
Title:	Chief Executive Officer

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NAME & ADDRESS HERE BARCODE HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ XWELL, INC. 2025 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 18, 2025 AT 10:00 a.m. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XWELL, INC. The undersigned hereby appoints Bruce T. Bernstein and Ezra Ernst (the “Named Proxies”), and each or all of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and hereby authorizes all of them, and each of them, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of XWELL, Inc. (the “Company”) that the undersigned is entitled to vote at the Company’s 2025 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) to be held at 10:00 a.m. Eastern Time on December 18, 2025. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein Named Proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. In order to attend the Annual Meeting, you must pre-register at https://web.viewproxy.com/XWELL/2025 by 11:59 p.m. Eastern Time on December 15, 2025. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “Important Information About the Annual Meeting and Voting.” THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTORS IN ITEM 1, “FOR” EACH OF ITEMS 2, 3, 5, 6, 7 AND 8, AND “3-YEARS” ON ITEM 4. THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14a-4(c). Signature _____________________________________________________ Date _________________________________________________________ Title __________________________________________________________ Signature (Joint Owners) ______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/XWEL Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER As a stockholder of XWELL, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on December 17, 2025.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 18, 2025: The Proxy Statement is available at: https://web.viewproxy.com/XWELL/2025 When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted “FOR” all the nominees listed in Item 1, “FOR” Items 2, 3, 5, 6, 7 and 8, and “3-YEARS” on Item 4. Your Board of Directors recommends a vote “FOR” all the nominees listed in Item 1. Please mark your votes like this 1. ELECTION OF DIRECTORS: FOR WITHHOLD (a) Ezra Ernst ☐ ☐ (b) Bruce T. Bernstein ☐ ☐ (c) Robert Weinstein ☐ ☐ (d) Gaëlle Wizenberg ☐ ☐ (e) Michael Lebowitz ☐ ☐ Your Board of Directors recommends a vote “FOR” Items 2, 3, 5, 6, 7 and 8, and “3-YEARS” on Item 4. 2. To ratify the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐ 4. To approve, on a non-binding advisory basis, the frequency of future nonbinding advisory votes of the stockholders’ approval of the executive compensation of the Company. 1-YEAR ☐ 2-YEARS ☐ 3-YEARS ☐ ABSTAIN ☐ 5. To approve an amendment to the Company’s Certificate of Incorporation to classify the Board into two classes, with the directors in each class to serve staggered two-year terms. FOR ☐ AGAINST ☐ ABSTAIN ☐ 6. To approve an amendment to the Company’s Certificate of Incorporation to effect, at the discretion of the Company’s Board but prior to the one-year anniversary the Reverse Stock Split is approved by the Company’s stockholders at the 2025 Annual Meeting, the Reverse Stock Split at a ratio in the range of 1:2 – 1:20, with such ratio to be determined by the Board in its discretion and as disclosed in a public announcement. FOR ☐ AGAINST ☐ ABSTAIN ☐ 7. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of (A) any additional shares of our common stock, par value $0.01 per share (the “Common Stock”) underlying (i) shares of Series G Convertible Preferred Stock, par value $0.01 per share (as adjusted by that certain Certificate of Amendment, dated November 4, 2025, the “Series G Preferred Stock”), (ii) the amended and restated series A warrants to purchase shares of Common Stock (the “Amended and Restated Series A Warrants”), (iii) the amended and restated series B warrants to purchase shares of Common Stock (the “Amended and Restated Series B Warrants,” and together with the Amended and Restated Series A Warrants, the “Warrants”), and (B) shares of our Common Stock underlying the Senior Secured Convertible Notes (the “Notes”), in each case, issued by us pursuant to the terms of that certain Securities Exchange and Amendment Agreement, dated as of November 3, 2025, by and among us and the investors named therein (the “Exchange Agreement”), in an amount equal to or in excess of 19.99% of Common Stock outstanding immediately prior to the date of the Exchange Agreement (including any amortization and/or dividends made to the holders of the Series G Preferred Stock and the Notes, as the case may be, in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock, the Warrants and the Notes in accordance with their terms) and, in case of the Series G Preferred Stock and the Warrants, at a conversion or exercise price per share, as applicable, lower than such prices previously approved by stockholders. FOR ☐ AGAINST ☐ ABSTAIN ☐ 8. To approve the adjournment of the 2025 Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. FOR ☐ AGAINST ☐ ABSTAIN ☐